UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2022

Elys Game Technology, Corp.

(Exact name of Registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	001-39170	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 E Warm Springs Rd.

Las Vegas, Nevada, 89119

(Address of Principal Executive Offices)

1-628-258-5148

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ELYS	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, Elys Game Technology, Corp. (the “Company” or “Elys”) promoted Carlo Reali, age 53, to the role of Interim Chief Financial Officer and Principal Accounting Officer. Mr. Reali joined the Company in January 2017 as finance manager with Multigioco S.r.l., a wholly owned subsidiary, and on October 15, 2020, was appointed and has served as the Company’s Group Financial Controller based in the Company’s administrative office in Frascati, Italy. Prior to joining the Company, Mr. Reali was the Chairman and Executive Financial Manager of S.I.S. S.r.l. from January 2001 until its acquisition in July 2015 by SNAI S.p.A., a leader in the Italian gaming market, and remained with SNAI as Executive Finance Manager until August 2016. Mr. Reali holds a Science Degree from Instituto S. Maria in Rome, Italy and a Degree in Economics and Commerce from University of La Sapienza in Rome, Italy. There are no family relationships between Mr. Reali and any director of executive officer of the Company.

We do not have a formal employment or other compensation related agreement with Mr. Reali; however, Mr. Reali will continue to receive the same compensation that he currently receives which is an annual base salary of $86,000.

On January 5, 2022, Mark Korb resigned as Chief Executive Officer of Elys. In connection with his resignation, the Company entered into an amendment to Mr. Korb’s employment agreement with the Company (the “Amendment”) to provide that he will be employed by the Company as a non-executive employee with the title “Head of Corporate Affairs”, reporting directly to the Executive Chairman and that in such capacity he will be responsible for, among other things, various corporate initiatives and activities related to growth and capital strategies. All other terms of the employment agreement remain the same.

The foregoing description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit

10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment, effective January 5, 2022, to Employment Agreement, dated July 5, 2021, by and between Elys Game Technology, Corp. and Mark J. Korb
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2022	ELYS GAME TECHNOLOGY, CORP.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Executive Chairman